Bob Currey – Chief Executive Officer

Steve Childers – Chief Financial Officer

Steve Jones – Vice President, Investor Relations

April  2008

Consolidated communications

Any statements contained in this presentation other than statements of historical fact, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," "intend," "plan," "target," "project," "should," "may," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include our ability to successfully integrate North Pittsburgh's operations and realize the synergies from the acquisition, as well as a number of other factors related to our business, including various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; the substantial amount of debt and Consolidated's ability to incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; the ability to refinance the existing debt as necessary; regulatory changes, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; economic conditions in the Consolidated service areas in Illinois, Texas and Pennsylvania; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated's filings with the Securities and Exchange Commission, including our reports on Form 10-K and Form 10-Q. Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to Consolidated or persons acting on behalf of us are expressly qualified in their entirety by the cautionary statements and risk factors contained in this press release and Consolidated's filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, Consolidated does not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

2

Safe Harbor

Company Overview

12th largest Independent Local Exchange Carrier in the U.S., with operations in Illinois, Texas and Pennsylvania

Approximately 282,028 ILEC access lines, 68,874 CLEC access line equivalents,
83,521 DSL subscribers and 12,241 IPTV subscribers, representing 446,664 total connections

Providing voice, video and data services

Triple play offerings in both Texas and Illinois, and coming soon in Pennsylvania

Full year 2007 CNSL financial overview:

Revenues of $329.2 million

Adjusted EBITDA of $143.8 million

$82.1 million in cash from operations

Dividend payout ratio of 75.9%

Full year 2007 NPSI  financial overview:

Revenues of $95.7 million

Adjusted EBITDA of $43.2 million

$9.8 million in cash from operations

IL
Chicago
Springfield
St. Louis
Springfield
Decatur
Mattoon
Effingham
Salem
TX
Dallas
San Antonio
Houston
Lufkin
Conroe
Houston
Katy
Galveston
PA
Scranton
Philadelphia
Pittsburgh
Gibsonia
Pittsburgh
Washington
LEGEND
ILEC
CLEC

Operations in Illinois, Texas and
Pennsylvania

ILEC markets are a balance of both rural and
suburban markets

Marketing, customer service and technology initiatives have been designed to minimize competitive traction

This approach will be leveraged in Pennsylvania

Cable operators - Mediacom and Nu Wave in Illinois, Comcast and
Suddenlink in Texas, and Armstrong and Comcast in Pennsylvania

Mediacom, Armstrong and Comcast in Pennsylvania have launched voice products in CNSL’s markets

Managing Competition

CNSL’s strategy is to minimize competition from cable and
wireless companies by providing “sticky” bundled service
offerings and exemplary customer service

Regulatory Landscape

Rate of return regulated at the federal level in all states

Filed petition for price caps in Illinois and Texas

Will remain an average schedule company in Pennsylvania in 2008

Elected incentive regulation at the state level in Texas & Pennsylvania, and rate of return in Illinois

Strong working relationships with the FCC and all state commissions

Actively involved in both USF and access charge reform

Favorable Regulatory Environment

Experienced & Operations-Focused
Management Team

Executive

Title

Telecom
Experience

Bob Currey

President & CEO

38 Years

Steve Childers

Senior Vice President &

Chief Financial Officer

20 Years

Joe Dively

Senior Vice President

21 Years

Steve Shirar

Senior Vice President

23 Years

Bob Udell

Senior Vice President

20 Years

Chris Young

Chief Information Officer

20 Years

Richard Lumpkin

Chairman

47 Years

CCI Date of
Initial Hire

1990

1986

1991

1996

1993

1985

1963

Executing on our Strategy

8

Sustain

and grow

cash flow

Increase

revenue

per customer

Improve

operating

efficiency

Pursue selective

acquisitions

Maintain

effective capital

deployment

Consolidated communications

70,000
60,000
50,000
40,000
30,000
Q4'05
Q1'06
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
IL & TX

14,000
12,000
10,000
8,000
6,000
4,000
2,000
Q4'05
Q1'06
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
IL & TX

9

Increase Revenue per Customer

DSL Subscriber Growth

IPTV Subscriber Growth

Attractive, feature rich
broadband offerings

Multiple DSL speeds
and price points

Higher margin products

IPTV enables the Triple
Play offering

Enhances the value of
the bundle and
deepens customer
relationships

Consolidated communications

HDTV
abc HD
PBS
FOX
Discovery HD Theater
YOUR WINDOW ON THE WORLD
MTV
MUSIC TELEVISION
ESPN
ESPN 2
NFL NETWORK
Spike
FIRST NETWORK FOR MEN
BIG TEN NETWORK
HDTV
HIGH-DEFINITION TELEVISION
Discovery CHANNEL
THE HISTORY CHANNEL
WHERE THE PAST COMES ALIVE
A&E NETWORK
COMEDY CENTRAL
THE WEATHER CHANNEL
weather.com
HGTV
HOME & GARDEN TELEVISION
E!
ENTERTAINMENT TELEVISION
NICKTOONS
Disney CHANNEL
QVC
FOX NEWS channel
CNN
MSNBC

IPTV Service in Illinois & Texas

A robust offering with over 200 all-digital channels,
premium movie packages and over a 1000 hours of
movies on demand

Video Drives Incremental Revenue Per Customer

IPTV enables the Triple Play offering

Incremental Product Rollout

Leverages existing resources and network

IP Backbone/ADSL 2+

Future CapEx is success based

Enhances the value of the bundle and deepens customer
relationships

Currently available in Illinois and Texas

12,241 total video subscribers

HDTV rolled out in Q2 in Texas and Q3 in Illinois

Coming soon: In Q2 2008, IPTV service in PA and DVR in all states

305,000
295,000
285,000
275,000
YE2005
YE2006
YE2007
IL & TX

Q4 2005
ILEC Access Lines
DSL Lines
Video

Q4 2007
ILEC Access Lines
DSL Lines
Video

12

Stable Customer Base

CNSL’s total connections have grown by over 19,000 since
2005 and product mix has changed

Consolidated communications

THE PITTSBURGH CULTURAL TRUST

Pittsburgh Post-Gazette

PIRATES

ROBERT MORRIS COLLEGE

BHS BUTLER HEALTH SYSTEM
Providing unsurpassed patient care

13

CLEC Overview

True “edge-out” strategy, which leverages ILEC network, human capital skills and reputation in the surrounding markets

Cash flow positive due to focus on success-based capital expenditures

Focus on small to mid-sized business customers (5 to 500 lines), educational institutions and healthcare facilities

Operates an extensive SONET optical network with over 300 route miles of fiber optic facilities in the Pittsburgh metropolitan market

Focus is on migrating to an on-net, ethernet and VoIP delivery system

Disciplined Capital Deployment

Installed television headends in Texas and Illinois and is currently delivering an all digital video signal over its existing fiber/copper network

Expect to launch IPTV service in Pennsylvania in Q2 2008, utilizing
Illinois headend

95% of total access lines are DSL-capable in Illinois and Texas, 100%
in Pennsylvania

The networks in all three states support speeds up to 10 megabits per second, as required by consumer demand

Historically capital spending has run 10% -12% of revenue

CNSL’s advanced network enables it to offer advanced
products and services, which is a key part of its strategy to retain customers and increase revenue

CNSL Acquisition Criteria

Attractiveness of the markets

North Pittsburgh:

High growth, affluent markets

Edge-out CLEC provides synergy with ILEC

Quality of the network

North Pittsburgh:

Well maintained plant

Short loops enable higher broadband speeds and efficient video overlay

Ability to integrate efficiently

North Pittsburgh:

Leverage existing, proven systems and processes

Potential for operating synergies

North Pittsburgh:

$7-$11 million annually in estimated Op Ex savings

$3-$6 million annually in estimated Cap Ex savings

Cash flow accretive

North Pittsburgh:

Improves dividend payout ratio

CNSL Delivering Strong Financial Results…

($ in millions)

2005

2006

2007

CNSL

Revenue

321.4

$

320.8

$

329.2

$

Adjusted EBITDA

136.8

$

139.8

$

143.8

$

Cash Provided by Operating Activities

72.5

$

84.6

$

82.1

$

CapEx

31.1

$

33.4

$

33.5

$

Payout Ratio

(1)

68.9%

76.6%

75.9%

NPSI

Revenue

109.8

$

103.5

$

95.7

$

Cash Provided by Operating Activities

32.7

$

13.9

$

9.8

$

Adjusted EBITDA

55.6

$

46.2

$

43.2

$

CapEx

10.5

$

16.0

$

16.7

$

CNSL Balance Sheet

Total Cash and Marketable Securities

31.4

$

26.7

$

34.3

$

Total Debt

555.0

$

594.0

$

893.0

$

Leverage

    3.8x

    4.1x

    4.6x

(1)  2005 reflects the three months ended December 31, 2005 only.  2006 excludes the impact of asset sales.

Cash Distributions from Wireless Partnerships
$ in millions
$16.0
$12.0
$8.0
$4.0
2005
2006
2007

Wireless Partnerships

In addition to its core business, CNSL derives a portion of its cash flow from five wireless partnerships.

All are managed by Verizon Wireless and overlap with our ILEC and
CLEC markets

All have experienced solid revenue, operating income, cash
distribution and subscriber growth over the past few years

Integration Update

Integration efforts well underway

Six major projects being worked

Most will be completed in 2008

Financial system consolidation complete and IPTV launch
scheduled for Q2 2008

Synergy estimates:

Op Ex:  $7M in 2008 & $11M in 2009

Cap Ex:  $3M in 2008 & $6M in 2009

Consolidated communications

Consolidated® communications

Investment Highlights

Attractive Markets

Stable Local
Telephone Business

Bundled
Service Offerings

Favorable
Regulatory
Environment

Technologically
Advanced Network

Experienced
Management Team

Appendix

This presentation includes disclosures regarding "adjusted EBITDA", "payout ratio", "cash available to pay dividends (which is a component of the payout ratio)", and "total net debt to last twelve month adjusted EBITDA coverage ratio (referenced as leverage)", all of which are non-GAAP financial measures. Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash and cash equivalents, cash flows from operations or net income (loss) as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow.

Adjusted EBITDA is comprised of historical EBITDA, as adjusted for certain items permitted or required by the lenders under the credit facility in place at the end of each quarter in the periods presented. The tables that follow include an explanation of how adjusted EBITDA is calculated for each of the periods presented.

EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on an historical basis. We believe net cash provided by operating activities is the most directly comparable financial measure to EBITDA under GAAP. EBITDA is a non-GAAP financial measure.

Cash available to pay dividends represents adjusted EBITDA plus cash interest income less (1) cash interest expense, (2) capital expenditures, (3) cash taxes and (4) stock repurchases.

We present adjusted EBITDA and cash available to pay dividends for several reasons. Management believes adjusted EBITDA and cash available to pay dividends are useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt) and pay dividends. In addition, we have presented adjusted EBITDA and cash available to pay dividends to investors in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency in our financial reporting. Adjusted EBITDA and cash available to pay dividends, referred to as Available Cash in

21

GAAP Reconciliation

our credit agreement are also components of the restrictive covenants and financial ratios contained in the agreements governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt and to pay dividends. The definitions in these covenants and ratios are based on adjusted EBITDA and cash available to pay dividends. As a result, management believes the presentation of adjusted EBITDA and cash available to pay dividends provides important additional information to investors. In addition, adjusted EBITDA and cash available to pay dividends provide our board of directors with meaningful information to determine, with other data, assumptions and considerations, our dividend policy and our ability to pay dividends under the restrictive covenants in the agreements governing our debt and to measure our ability to service and repay debt.

These non-GAAP financial measures have certain shortcomings. In particular, adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Similarly, while we may generate cash available to pay dividends, we are not required to use any such cash to pay dividends, and the payment of any dividends is subject to declaration by our board of directors, compliance with applicable law and the terms of our credit agreement and the indenture governing our senior notes.

Because adjusted EBITDA is a component of the Dividend Payout Ratio and the ratio of total net debt to last twelve month adjusted EBITDA, these measures are also subject to the material limitations discussed above. In addition, the ratio of total net debt to last twelve month adjusted EBITDA is subject to the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-for-dollar basis. Management believes these ratios are useful as a means to evaluate our ability to incur additional indebtedness in the future and, together with adjusted net income per share, assist investors, securities analysts and other interested parties in evaluating both our company over time and the relative performance of the companies in our industry.

22

GAAP Reconciliation (con’t)

Adjusted EBITDA Reconciliation

See footnotes on next page

($ in millions)

CNSL

2005

2006

2007

Historical EBITDA:

Net cash provided by operating activities

72,475

$

84,593

$

82,069

$

Adjustments:

Pension curtailment gain

7,880

-

-

Compensation from restricted share plan

(8,590)

(2,482)

(4,034)

Other adjustments, net (1)

(19,068)

(8,083)

(3,781)

Changes in operating assets and liabilities

10,220

6,669

2,828

Interest expense, net

53,443

42,899

56,780

Income taxes

10,935

405

4,674

Historical EBITDA (2)

127,295

124,001

138,536

Adjustments to EBITDA (3)

Integration, restructuring and Sarbanes-Oxley (4)

7,400

3,684

1,187

Professional service fees (5)

2,867

-

-

Other, net (6)

(3,036)

(7,143)

(6,567)

Investment distributions (7)

1,590

5,516

6,586

Pension curtailment gain (8)

(7,880)

-

-

Intangible assets impairment (1)

-

11,240

-

Non-cash compensation (9)

8,590

2,482

4,034

Adjusted EBITDA

136,826

$

139,780

$

143,776

$

Year Ended

December 31,

Footnotes for Adjusted EBITDA:

(1) Other adjustments, net includes $11.2 million and $11.6 million of asset impairment charges for years ended December 31, 2006 and December 31, 2004, respectively. Upon completion of our 2006 annual impairment review and as a result of a decline in estimated future cash flows in the telemarketing and operator services business, we determined that the value of the customer lists associated with these businesses was impaired. As a result of our 2004 impairment testing we determined that the goodwill of our operator services business and the tradenames of our telemarketing and mobile services business were impaired. Non-cash impairment charges are excluded in arriving at Consolidated EBITDA under our credit facility.

(2) Historical EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on a historical basis.

(3) These adjustments reflect those required or permitted by the lenders under the credit facility in place at the end of each of the years included in the periods presented.

(4) In connection with the TXUCV acquisition, we have incurred certain expenses associated with integrating and restructuring the businesses. These expenses include severance, employee relocation expenses, Sarbanes-Oxley start-up costs, costs to integrate our technology, administrative and customer service functions, billing systems and other integration costs.

(5) Represents the aggregate professional service fees paid to certain large equity investors prior to our initial public offering. Upon closing of the initial public offering, these agreements terminated.

(6) Other, net includes the equity earnings from our investments, dividend income and certain other miscellaneous non-operating items. Key man life insurance proceeds of $0.3 M and $2.8 million received in 2007 and 2005, respectively, are not deducted to arrive at Consolidated EBITDA.

(7) For purposes of calculating Consolidated EBITDA, we include all cash dividends and other cash distributions received from our investments.

(8) Represents a $7.9 million curtailment gain associated with the amendment of our Texas pension plan. The gain was recorded in general and administrative expenses. However, because the gain is non-cash, it is excluded from Consolidated EBITDA.

(9) Represents compensation expenses in connection with our Restricted Share Plan, which because of the non-cash nature of the expenses are being excluded from Consolidated EBITDA.

Adjusted EBITDA Reconciliation

Adjusted EBITDA Reconciliation

See footnotes on next page

($ in millions)

NPSI

2005

2006

2007

Historical EBITDA:

Net cash provided by operating activities

32,723

$

13,863

$

9,771

$

Adjustments:

Curtailment and special termination benefits

-

-

(9,786)

Equity income of affiliated companies

6,001

8,623

9,944

Other adjustments, net

2,695

1,283

89

Changes in operating assets and liabilities

(423)

1,491

6,528

Interest expense, net

182

(1,144)

(1,146)

Income taxes

15,407

22,473

5,352

Historical EBITDA (1)

56,585

46,589

20,752

Adjustments to EBITDA (2)

Merger costs (3)

-

-

5,817

Curtailment expense (4)

-

-

9,786

Other, net (5)

(7,093)

(8,510)

(9,644)

Investment distributions (6)

6,177

8,087

8,972

Change of control, retention, severance and

-

-

-

      other merger related payments (7)

-

-

7,482

Adjusted EBITDA

55,669

$

46,166

$

43,165

$

Year Ended

December 31,

Footnotes for Adjusted EBITDA:

(1) Historical EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on a historical basis.

(2) These adjustments reflect those that are required or permitted by the lenders under new credit facility entered into on December 31, 2007.

(3) Represents investment banking, legal, proxy preparation, special board meetings and other fees incurred in 2007 in consummating the merger with Consolidated Communications Holdings, Inc.

(4) In the first quarter 2007, 45 employees accepted and early retirement package resulting in a non-cash charge of $6.5 million for the income restoration plan. In the fourth quarter 2007, the income restoration plan was curtailed resulting in an additional non-cash charge of $3.3 million.

(5) Other, net includes the equity earnings from affiliate investments, equipment write-downs and certain other miscellaneous non-operating items.

(6) For purposes of calculating Adjusted EBITDA, we include all cash dividends and other cash distributions received from our investments.

(7) Includes $6.8 million of change in control payments made to key executives, $0.3 million of severance payments made at closing, $0.3 million of retention bonuses and $0.1 of other transaction bonuses all in 2007.

Adjusted EBITDA Reconciliation

Cash Available to Pay Dividends

($ in millions)

2005

2006

2007

Adjusted EBITDA

35,626

$

139,780

$

143,776

$

- Cash interest expense

(9,384)

(40,613)

(44,222)

- Capital Expenditures

(9,498)

(33,388)

(33,495)

+ Proceeds from asset sales

(1)

-

6,594

-

- Cash income taxes

(172)

(8,237)

(13,976)

+ Cash interest income

- Repurchases of stock

(2)

-

(87)

-

Cash available to pay dividends

16,746

$

64,794

$

52,976

$

Quarterly Dividend

11,537

$

44,593

$

40,195

$

Payout Ratio

68.9%

68.8%

75.9%

Adjusted Payout Ratio

(3)

68.9%

76.6%

75.9%

(1) Represents $673 of proceeds from the sale of idle property and $5,921 of proceeds from the redemption of class C shares of RTB stock.

(2) Represents the cancellation of stock by employees to pay withholding tax on shares vesting under the company's

Long Term Incentive Plan.

(3) Represents the payout ratio excluding the effect of asset sales.

Year Ended December 31,

Total Net Debt to Adjusted EBITDA Ratio

($ in millions)

2005

2006

2007

Summary of Outstanding Debt

Senior Notes

130,000

$

130,000

$

130,000

$

Term loan

425,000

464,000

760,000

Capital Leases

-

-

2,646

Total debt as of December 31, 2007

555,000

$

594,000

$

892,646

$

Less cash on hand

(31,409)

(26,672)

(37,297)

Total net debt

523,591

$

567,328

$

855,349

$

Adjusted EBITDA (1)

136,826

$

139,780

$

187,000

$

Total Net Debt to Adjusted EBITDA

3.8

4.1

4.6

(1) Per the new credit facility adjusted EBITDA has been agreed upon for the first three quarters of 2007 at

$138,700 and reflects a combined pro forma number for the fourth quarter 2007.  Adjusted EBITDA for the fourth quarter 2007 is the sum of $11,264 for the Pennsylvania operations and $37,036 for the Illinois and

Texas operations.

Year Ended December 31,